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                                   GABELLI EQUITY TRUST INC.

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               SEMI-ANNUAL REPORT
               JUNE 30, 2001

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        Our cover icon represents the  underpinnings of Gabelli.
        The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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 ALABAMA    ALASKA     ARIZONA   ARKANSAS    CALIFORNIA   COLORADO   CONNECTICUT
 DELAWARE     FLORIDA    GEORGIA

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  HAWAII      IDAHO    ILLINOIS     INDIANA     IOWA      KANSAS     KENTUCKY
  LOUISIANA    MAINE      MARYLAND

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MASSACHUSETTS MICHIGAN   MINNESOTA MISSISSIPPI   MISSOURI     MONTANA   NEBRASKA
NEVADA   NEW HAMPSHIRE NEW JERSEY

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  NEW MEXICO  NEW YORK  N. CAROLINA  N. DAKOTA    OHIO      OKLAHOMA    OREGON
  PENNSYLVANIA  RHODE ISLAND S. CAROLINA

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 S. DAKOTA   TENNESSEE    TEXAS      UTAH      VERMONT   VIRGINIA  WEST VIRGINIA
 WASHINGTON WISCONSIN   WYOMING

INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[PHOTO OF MARIO J. GABELLI OMITTED]
          MARIO J. GABELLI

                  [GRAPHIC OMITTED]
                  THE GABELLI
                  EQUITY TRUST INC.

TO OUR SHAREHOLDERS,

      After rallying in April and early May, stocks reversed course in June as corporate America began pre-announcing second quarter earnings shortfalls and warning that third quarter earnings may also disappoint. Despite the June swoon, the leading market indices closed the second quarter with respectable gains.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Equity Trust's (the "Trust") net asset value ("NAV") total return rose 5.23% after adjusting for the reinvestment of the $0.27 per share distribution paid on June 25, 2001. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average rose 5.85%, 17.43%, and 6.75%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Trust fell 2.42% over the trailing twelve-month period after adjusting for the reinvestment of the $1.31 per share in distributions and an adjustment of $0.56 per share attributable to the rights offering. The S&P 500 Index and Nasdaq Composite Index declined 14.82% and 45.51%, respectively, while the Dow Jones Industrial Average rose 2.21%, over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Trust's total return averaged 4.29% annually, including reinvestments of $2.48 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average had average annual declines of 4.42%, 10.31%, and 0.57%, respectively, over the same two-year period. For the five-year period ended June 30, 2001, the Trust's total return averaged 12.70% annually, including reinvestments of $5.73 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust, versus average annual total returns of 14.48%, 12.77%, and 15.19% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended June 30, 2001, the Trust's total return averaged 13.41% annually, including reinvestments of $11.07 per share in distributions, adjustments of $2.21 per share attributable to rights offerings, and adjustments of $1.50 per share attributable to the spin-off of The Gabelli Utility Trust and The Gabelli Global Multimedia Trust, versus average annual total returns of 15.09%, 16.34%, and 16.32% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on August 21, 1986 through June 30, 2001, the Trust had a cumulative total return of 537.48%, including adjustments of $19.70 per share for distributions, rights offerings, spin-offs and taxes paid on undistributed long term capital gains, which equates to an average annual total return of 13.26%.

      The Trust's common shares ended the second quarter at $11.48 per share on the New York Stock Exchange, a premium to the net asset value of 15.96% and a total return of 10.04% for the second quarter. The Trust's common shares rose 11.78% over the trailing twelve-month period after adjusting for all distributions and the rights offering.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS - JUNE 30, 2001
                     --------------------------------------
                               NAV AVERAGE               AVERAGE ANNUAL
                           ANNUAL RETURN (A)          INVESTMENT RETURN (C)
                           -----------------          ---------------------
  1 Year ...................    (2.67)%                     11.78%
  5 Year ...................    12.70%                      17.21%
  10 Year ..................    13.41%                      15.14%
  Life of Fund (b) .........    13.26%                      13.87%

(a) Life of Fund return based on initial net asset value of $9.34. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long term capital gains, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on August 21, 1986.

(c) Life of Fund return based on initial offering price of $10.00. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains.
--------------------------------------------------------------------------------

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK

     On June 20, 2001, the Trust successfully completed its offering of 7.20% Tax Advantaged Series B Cumulative Preferred Stock ("Preferred Shares") which was rated 'Aaa' by Moody's Investors Service, Inc. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney Inc., Merrill Lynch & Co. and Gabelli & Company, Inc. the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 6,600,000 Preferred Shares at $25.00 per share ($165 million) with an annual dividend rate of $1.80 per share paying quarterly starting in September 2001. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GAB PrB". Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost effective manner at less than an estimated $0.044 per share.

      How would the Preferred Shares benefit Common Shareholders? The Trust has earned a 13.26% average annual total return from inception on August 21, 1986 through June 30, 2001. The Preferred Shares were issued with a dividend rate of 7.20%. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of potentially adding wealth for our Common Shareholders. With the completion of the preferred offerings, the Adviser will not earn the management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

     Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. As taxable income is allocated to the

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TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASHFLOW
RESEARCH

Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Long-term capital gains are passed through to shareholders. In 2000, 85.06% of the common and preferred distributions was classified as long-term capital gains, taxable at a maximum rate of 20%. As a result, the ordinary income equivalent yield on the preferred stock, for a shareholder in the 39% tax bracket, was 9.12%.

COMMENTARY

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2001 Midyear Roundtable.


--------------------------------------------------------------------------------
June 25, 2001          BARRON'S  [BULLET]  Midyear Roundtable 2001
--------------------------------------------------------------------------------

                                    BARRON'S
                               MIDYEAR ROUNDTABLE
================================================================================
                                  MARIO GABELLI
             Chairman, Gabelli Asset Management Inc., Rye, New York

 ...My conclusion is we will have a consumer-led economic recovery starting in October, November, December. That assumes we don't have accidents in the oil pipeline, the dollar and places like Argentina. By the middle of July the overall stock market will have absorbed the very ugly results in second-quarter earnings. You'll start thinking about better comparisons in the first half of 2002.

Q: IS YOUR BOTTOM LINE SUNNY SKIES IN 2002?

A: In the short term we're setting up for a fairly large speed bump. Earnings are uglier than we thought. Interest rates went up instead of down at the long end. But once you get past the short term you'll see a nice old-fashioned rally in non-Nasdaq-type stocks and particularly consumer cyclicals. For the rest of 2001 the overall market is not going to do very much, but consumer cyclicals will do well. You will have a lot of opportunity to make money in specific stocks because the environment for transactions is as good as I have ever seen.

Q: DEALS, DEALS, DEALS.

A: With this Administration you're seeing a less hostile environment at the Department of Justice, at the Federal Trade Commission and clearly at the Federal Communications Commission. The FCC, as I've noted before, will change the rules of the road on a whole bunch of issues. Large corporations will want to grow the top line and diversify through deals. So even though the Honeywell-GE deal blew up, on balance the background is very right for all sorts of transactions. To sum up, our model for the next 12 months is that economic policy works, monetary policy works, tax cuts work. Also, the elimination of goodwill creates a powerful propensity for deal activity. The consumer will lead the recovery and there will be the absence of incremental drag from inventory, starting in the third quarter. We see very little headway for the stock market indexes for the next six to nine months, but it is a good environment in which to own companies that will be the subject of financial engineering.
--------------------------------------------------------------------------------

THE LONG AND THE SHORT OF IT

      As evidenced by a record number of pre-announced earnings shortfalls in the second quarter, six Federal Reserve Board ("Fed") interest rate cuts this year totaling 275 basis points (2.75%) have yet to revive the sagging U.S. economy. This should not come as a surprise. It takes time for Fed rate cuts to work their magic, but the rabbit eventually emerges from the hat. The $300-$600 federal income tax rebate many Americans will be receiving in

August/September should provide a modest boost for the economy. Granted, higher utilities bills and expensive gasoline will soak up some of this cash. However, the tax rebate should put consumers in a better mood and provide part of the underpinning for a consumer led economic recovery beginning in the fourth quarter. We also believe inventory in all but telecommunications/technology will have largely worked through the system at that point. Energy prices have abated providing further relief.

      When will the stock market begin anticipating an economic recovery? In a sense, it already has. The April/early-May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects and forward to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indices to make much progress this year.

      In the interim, we think our portfolio will continue to benefit from companies buying each other. The folks now in charge of the Department of Justice, Federal Trade Commission, and Federal Communications Committee ("FCC") are more "deal friendly" and once the accounting profession irons out the details that will free acquiring companies from writing off "goodwill" (the price they pay for a company in excess of book value) against future earnings, we should see merger and acquisition activity accelerate.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.
--------------------------------------------------------------------------------
                                                  2001 COMPLETED DEALS

                                              NUMBER    AVERAGE COST    CLOSING
   TRUST HOLDING                           OF SHARES(a) PER SHARE(b)    PRICE(c) CLOSING DATE   % RETURN(d)
   -------------                           ------------ -------------  --------- ------------   ------------
   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   Time Warner Inc.                          285,000       $30.67        $71.19      01/12/01        132.12%
   Telefonos de Mexico SA, Cl. L, ADR         36,000        10.82         32.66      02/08/01        201.85%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Cablevision Systems Corp., Cl. A          420,000        11.28         83.36      03/30/01        639.01%

   SECOND QUARTER 2001 ANNOUNCED DEALS
   -----------------------------------
   Litton Industries Inc.                    100,000        78.92         80.33      04/02/01          1.79%
   MCN Energy Group Inc.                      30,000        24.24         27.22      05/30/01         12.29%

------------------------------------------------------------------------------------------------------------
   (a) Number of shares held by the Trust on the final day of trading for the issuer.
   (b) Average purchase price of issuer's shares held by the Trust on the final day of trading for the issuer.
   (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
   (d) Represents average estimated return based on average cost per share and closing price per share.

   NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

THE WILD CARDS

      What could happen to disrupt this scenario? California, here we come. Despite the demise of the dotcoms and massive layoffs in other California based technology companies, the California economy has managed to keep its head above water. Whether it will continue to do so with high electricity prices and rolling blackouts is subject to debate. With the Federal Energy Regulatory Commission ("FERC") instituting price caps for wholesale electricity sold in California, the worst of the crisis may have passed. However, if the lights continue to go out and California (the sixth largest economy in the world) slides into recession, national economic progress may be restrained.

      High energy prices are a problem for the rest of the U.S. as well. Eventually, free market forces--increased production to take advantage of higher prices and conservation to save money--will work their magic and energy prices will come down. In the interim, high electric bills and prices at the pump will pinch consumers. Over the longer term, we should benefit from a national energy policy focused on increasing domestic production, conservation, and perhaps most importantly, building more efficient energy distribution systems. The U.S. dollar has been too strong. This has created an imbalance in certain countries, notably Argentina.

NOBODY LIKES WHAT BRUSSELS SPROUTS

      As we prepare this letter, the Brussels, Belgium-based European Union Commission ("EUC") has just blocked the proposed merger between General Electric and Honeywell International. In our opinion, this is a major step in the wrong direction. The EUC's hard line on the deal (both U.S. and Canadian regulators blessed the marriage and GE made significant concessions in attempting to gain EUC approval) does not appear to be based on antitrust issues, but rather on potential advantages GE/Honeywell might have over European competitors. In
short,   the  EUC  is  throwing  its   considerable   weight   behind   economic
protectionism.

      While it is easy to paint the EUC or other nations' trade authorities as villains, the U.S. is not guilt free on the protectionist front. Currently, the U.S. has trade disputes with Canada over steel, lumber, wheat, pork, beef and chicken; with the European Union ("EU") over textiles, steel, bananas, wine, cheese, batteries, and paper; and with Asia over steel, apples, video games, autos, and technology transfer. No one seems willing to back down and let the free market forces work their magic.

      Economic protectionism simply doesn't work. The U.S.'s ill-advised Smoot-Hawley tariffs, which helped cause and then prolong the Great Depression, are a classic example. Competition created through free trade periodically causes painful economic dislocation. However, it also promotes economic efficiency and growth. Competition from Japan forced the U.S. auto industry to build better cars, and the Motor City is now running on all cylinders. Lower labor costs in emerging market nations provided great incentive for the development of productivity enhancing industrial technology in the U.S., and the Rust Belt has once again become a thriving manufacturing region. Europe has knocked down its internal economic boundaries, promoting a free flow of capital, goods, and services across the continent. Even Japan now appears willing to open some of its markets to foreign goods. Economic Darwinism has short-term social and political costs. Longer term, however, survival of the fittest will result in a stronger global economy. It is our hope that today's trade skirmishes do not escalate into trade wars that will undo all the progress made in creating a truly global economy.

INTERNATIONAL OUTLOOK

      A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of The Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      We are in the middle of a global economic slowdown. A few months ago there was some doubt as to whether the U.S. slowdown would spread to Europe. The European Central Bank ("ECB") took the position that as trade between Europe and the U.S. was small relative to the size of the European economy the impact of a U.S. slowdown on Europe's economy would be limited. Instead they argue that the greater threat to economic stability in Europe is inflation. As a consequence they have not, apart from a nominal 25 basis point reduction in May, made any meaningful interest rate reductions.

     Recent evidence suggests that the ECB has been overconfident. The U.S. slowdown appears to have traveled across the Atlantic. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment in the U.S. made by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolded in the U.S., both American and European multinationals have cut spending in Europe.

      The current slowdown seems to be different from previous periods of slow growth. Typically, since the Second World War, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time companies have sharply reduced spending in response to overcapacity in many sectors of the economy. Inflation does not appear to be a problem. Indeed, Mr. Greenspan, chairman of the Fed, has said that inflation does not pose any threat at the current time. In response to sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates.

      The U.S. consumer, so often the hero of the global economy, refuses to capitulate. Obviously lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe.

      The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister, Mr. Koizumi, has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party ("LDP") old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.

      The current investment environment is challenging. In the plus column we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. Valuations have now corrected to much more attractive levels.

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Most of our international holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses which are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time.

A MEDIA STOCK TRIFECTA

      In last quarter's shareholder letter, we detailed a landmark federal court decision striking down FCC regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets.

The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. We observed that the court's decision might be the death knell for other restrictive FCC regulations such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population and barring companies from owning television stations and newspapers in the same market. Finally, we opined that the appointment of free market oriented Republican Michael Powell as the head of the FCC would foreshadow more relaxed regulatory policy. Our conclusion was that we would see increased merger and acquisition activity in media industries. In the year ahead, favorable earnings comparisons for advertising-supported media companies should result in a trifecta for media stocks.

      The 2002 Winter Olympics are being held in Salt Lake City, enabling prime time "live action" broadcasts of popular events like figure skating and ice hockey. This virtually guarantees a much larger domestic television audience and higher advertising rates for broadcasters and cable television operators than when Olympic Games are staged halfway around the globe. This profit windfall will show up in first quarter 2002 earnings. Political fund raising reform notwithstanding, with control of the House and the Senate up for grabs at next year's mid-term elections, massive political advertising spending will be another bonanza for broadcasters, cable television operators and newspaper companies. This should make for some very attractive earnings comparisons in the third and fourth quarters of 2002. If, as we anticipate, there will be more mergers and acquisitions in the year ahead, better operating results should boost stock prices and takeover premiums.

INVESTMENT SCORECARD

      Small group broadcasters Gray Communications, Young Broadcasting and Paxson Communications made the first page of our leader board this quarter. Multimedia giants AOL Time Warner and Viacom also posted excellent returns. The balance of our top performers came from a wide range of industry groups and featured many beaten down stocks that began attracting bargain hunters.

      Telecommunications stocks (particularly our European telecommunications holdings) and telecommunications equipment manufacturers continued to get pounded in the market. We believe these depressed sectors will gradually recover as strong demand eventually soaks up excess capacity and prices for telecommunications services begin to firm.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BERKSHIRE HATHAWAY INC. (BRK'A - $69,400 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $37 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 19% of revenues while General Re, the fourth largest reinsurer globally, contributes 30% of revenues.

BP PLC (BP - $49.85 - NYSE) is Britain's largest company and one of the world's top three oil companies on the basis of market capitalization and proved reserves. The company's main businesses are Exploration and Production, Refining and Marketing, and Chemicals, whose activities include petrochemicals manufacturing and marketing. The company provides high quality technological support for all its businesses through its research and engineering activities.

CABLEVISION SYSTEMS CORP. (CVC - $58.50 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $25.80 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $71.40 - NYSE), through its 80% ownership of BHC Communications (BHC -$138.99 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles
(KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $126.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The
Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On July 31, 2001, News Corp. (NWS - $37.15 - NYSE) announced that it had completed its acquisition of Chris-Craft (along with BHC and United Television). According to the terms of the deal, CCN shareholders can elect to receive a package of cash, shares of News Corp. Preferred ADSs, or both.

CRANE CO. (CR - $31.00 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves and industrial controls. In April 2001, Eric Fast became CEO of Crane. He previously served as Co-Head of Global Investment Banking at Salomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet with a 26% net debt-to-capital ratio, an estimated $700 million ($12 per share) of free cash flow over the next five years and an active stock repurchase and debt reduction program underscore our enthusiasm for the stock.

GAYLORD ENTERTAINMENT CO. (GET - $28.80 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

GENUINE PARTS CO. (GPC - $31.50 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group, operated through S. P. Richards Company, is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus. With branch locations in 38 cities nationwide and in Mexico, this Group stocks over 100,000 items, from insulating and conductive materials to assembly tools and test equipment.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

MEDIA GENERAL INC. (MEG'A - $46.00 - AMEX) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, the WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the DENVER POST. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $49.10 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

NEWPORT NEWS SHIPBUILDING INC. (NNS - $61.25 - NYSE) agreed to be acquired by General Dynamics Corp. (GD - $77.81 - NYSE), the U.S. Navy's largest shipbuilder, for $2.6 billion in cash, betting the Pentagon will reverse a 1999 decision to reject the combination. Northrop Grumman Corp. (NOC - $80.10 - NYSE) matched General Dynamics' $2.6 billion offer for NNS, seeking to keep its rival from dominating sales of nuclear-powered ships to the U.S Navy. Northrop would pay $67.50 per share for the defense contractor, with 75% of the bid being paid in stock and 25% in cash. General Dynamics countered Northrop's bid by agreeing to pay all cash. The acquisition proposals from General Dynamics and Northrop are under regulatory review.

RALSTON PURINA CO. (RAL - $30.02 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January 2001, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

SPS TECHNOLOGIES INC. (ST - $47.40 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

STANDARD MOTOR PRODUCTS INC. (SMP - $13.30 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular (USM - $57.65 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telecom (DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $53.04 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

VIVENDI UNIVERSAL SA (V - $58.00 - NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. Moreover, the firm owns large stakes in USA Networks and British Sky Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

WASTE MANAGEMENT INC. (WMI - $30.82 - NYSE) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

SHAREHOLDER MEETING - MAY 14, 2001 - FINAL RESULTS

      The  Annual  Meeting  of  Shareholders  was  held on May  14,  2001 at the
Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders voting as a single class elected Mario J. Gabelli and Thomas E. Bratter as Directors of the Trust. A total of 119,609,233 votes and 119,550,865 votes were cast in favor of each Director and 880,558 votes and 938,927 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Felix J. Christiana as a Director of the Trust. A total of 4,914,531 votes were cast in favor of this Director and 40,448 votes were withheld for this Director, respectively.

      Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., Karl Otto Pohl, Anthony R. Pustorino and Salvatore J. Zizza continue to serve in their capacities as Directors of the Equity Trust.

      We thank you for your participation and appreciate your continued support.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Equity Trust. The Board of Directors and Officers of the Trust will greatly miss Mr. Christiana.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% Distribution Policy whereby The Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, The Equity Trust distributed $0.27 per share on June 25, 2001. The next distribution is scheduled for September 2001.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on June 25, 2001 of $0.453125 per share. For the twelve-months ended June 30, 2001, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                                    WHO                       WHEN
                                    ---                       ----
      Special Chats:                Mario J. Gabelli          First Monday of each month
                                    Howard Ward               First Tuesday of each month

     In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                                    AUGUST                    SEPTEMBER                 OCTOBER
                                    ------                    ---------                 -------
      1st Wednesday                 Caesar Bryan              Walter Walsh              Ivan Arteaga
      2nd Wednesday                 Ivan Arteaga              Caesar Bryan              Tim O'Brien
      3rd Wednesday                 Linda Caulkin             Hart Woodson              Susan Byrne
      4th Wednesday                 Tim O'Brien               Barbara Marcin            Caesar Bryan
      5th Wednesday                 Barbara Marcin                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      The second quarter of 2001 got off to a good start with investors recognizing that Federal Reserve easing and tax reform should help the economy begin recovering in early 2002. But, yet another round of earnings warnings shortened investors' focus and stocks gave back much of their gains. The economy should bounce back in early 2002 and relatively easy earnings comparisons should help the market trend higher. In the interim, we remain focused on those industry groups and individual companies representing excellent long-term value.

                                Sincerely,
                                /S/MARIO J. GABELLI
                                MARIO J. GABELLI, CFA
                                Portfolio Manager and Chief Investment Officer
August 8, 2001

                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------
Berkshire Hathaway Inc.
Cablevision Systems Corp.
Chris-Craft Industries Inc.
Crane Co.
Genuine Parts Co.


Liberty Media Group
Media General Inc.
Ralston Purina Co.
Telephone & Data Systems Inc.
Viacom Inc.

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                           QUARTER ENDED JUNE 30, 2001
                                   (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                      JUNE 30,
                                                         SHARES         2001
                                                         ------     ------------
NET PURCHASES
COMMON STOCKS
America Movil, SA de CV, Cl. L, ADR ...........          10,000           55,000
American Express Co. ..........................          85,000          270,000
Apogent Technologies Inc. .....................           6,000           40,000
AT&T Canada Inc., Cl. B .......................          10,000           20,000
AT&T Corp. ....................................          10,000          650,000
AT&T Wireless Group ...........................           5,000           65,000
AutoNation Inc. ...............................          34,000          320,000
Burlington Resources Inc. .....................           5,000          135,000
Cable & Wireless plc, ADR .....................           5,000          150,000
Carter-Wallace Inc. ...........................           5,000          520,000
Citizens Communications Co. ...................          25,000           50,000
Corning Inc. ..................................          30,000           60,000
Dana Corp. ....................................          50,000           84,161
Delhaize Le Lion SA, ADR (a) ..................          16,000           16,000
Deutsche Telekom AG, ADR (b) (c) ..............          24,278           24,278
Diageo plc, ADR ...............................          20,000          140,000
Dow Jones & Co. Inc. ..........................           1,000           12,000
DQE Inc. ......................................          20,000           20,000
DTE Energy Co. (d) ............................          10,366           10,366
Dun and Bradstreet Corp. ......................           5,000           20,000
EMC Corp. .....................................          20,000           30,000
Fujitsu Ltd. ..................................           3,000           41,000
General Chemical Group Inc. ...................         200,200          330,200
Gillette Co. ..................................          25,000          275,000
Givaudan SA ...................................           2,000            2,000
Gray Communications
   Systems Inc., Cl. B ........................           3,000           10,000
Gulf Canada Resources Ltd.,
   New York ...................................         100,000          100,000
Gulf Canada Resources Ltd.,
   Toronto ....................................         100,000          100,000
Harmony Gold Mining Co. Ltd., ADR .............           2,500           15,000
Hercules Inc. .................................          30,000          100,000
Honeywell Inc. ................................         225,000          225,000
HS Resources Inc. .............................          50,000           50,000
IBP Inc. ......................................          52,500           52,500
Jafco Co. Ltd. ................................           6,000            6,000
Japan Telecom Co. Ltd. ........................              14               46
Kerry Group plc, Cl. A ........................          75,000           75,000
National Service Industries Inc. ..............           5,000          130,000
NEC Corp., ADR (e) ............................           6,000            7,500
Neiman Marcus Group Inc., Cl. A ...............          50,000           50,000
Newport News Shipbuilding Inc. ................         108,000          108,000
Nikko Securities Co. Ltd. .....................          25,000          141,500
Northeast Utilities ...........................          10,000           75,000
Novartis AG (f) ...............................          44,850           46,000
NTL Inc. ......................................          10,000           52,625
Olympus Optical Co. Ltd. ......................          25,000           25,000
PepsiAmericas Inc. ............................          99,000          590,595
Phoenix Companies Inc. ........................          80,000           80,000
PRIMEDIA Inc. .................................          50,000          100,000
Procter & Gamble Co. ..........................           2,000          112,000
Publishing & Broadcasting Ltd. ................          20,000          165,000



                                                                    OWNERSHIP AT
                                                                      JUNE 30,
                                                         SHARES         2001
                                                         ------     ------------
Rainbow Media Group (g) .......................         210,000          210,000
Roche Holding AG (h) ..........................          17,760           17,900
Rogers Wireless Communications Inc.,
   Cl. B ......................................           7,000           80,000
Sara Lee Corp. ................................          10,000           10,000
Schering-Plough Corp. .........................          10,000           10,000
Sensient Technologies Corp. ...................         100,000          100,000
Shimano Inc. ..................................          12,000           32,000
SJW Corp. .....................................           1,000            4,000
Sprint FON Group ..............................          20,000          350,000
State Street Corp. (i) ........................          40,000           80,000
Sulzer AG .....................................           3,000            6,000
UnitedGlobalCom Inc., Cl. A ...................          30,000          160,000
Westvaco Corp. ................................           3,000          105,000
Willamette Industries Inc. ....................          80,000          260,000
WorldCom Inc.--MCI Group ......................          10,000           10,000
Young Broadcasting Inc., Cl. A ................          50,000           50,000

PREFERRED STOCKS
Northrop Grumman Corp.,
   7.00% Cv. Pfd., Ser. B (j) .................          14,021           14,021

                                                      PRINCIPAL
                                                       AMOUNT
                                                      ---------
CORPORATE BONDS
Waste Management Inc. .........................
   Sub. Deb. Cv. 4.00%, 02/01/02 ..............     $ 2,000,000      $ 2,000,000

                                                        SHARES
                                                        ------
WARRANTS
Harmony Gold Mining Co. Ltd.,
   ADR, expire 06/29/03 .......................           5,000            5,000

NET SALES
COMMON STOCKS
Albertson's Inc. ..............................         (15,000)         140,000
Allstate Corp. ................................         (10,000)          90,000
Amphenol Corp., Cl. A .........................         (45,000)          80,000
AOL Time Warner Inc. ..........................         (15,000)         365,000
Block (H&R) Inc. ..............................         (15,000)          10,000
Cablevision Systems Corp., Cl. A ..............          (5,000)         415,000
Cendant Corp. .................................         (45,000)         155,000
Chris-Craft Industries Inc., Cl. B ............              (2)         592,895
Church & Dwight Co. Inc. ......................         (20,000)          25,000
Delhaize America Inc., Cl. A ..................         (45,000)              --
Disney (Walt) Co. .............................         (10,000)         140,000
First Union Corp. .............................         (13,000)         112,000
GC Companies Inc. .............................         (50,000)              --
General Mills Inc. ............................         (15,000)         120,000
ITT Industries Inc. ...........................          (2,500)         140,000
Johnson Controls Inc. .........................          (3,000)         114,000
Litton Industries Inc. ........................        (100,000)              --
Loral Space & Communications Ltd. .............         (10,000)         150,000
Lucent Technologies Inc. ......................         (10,000)          60,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                           QUARTER ENDED JUNE 30, 2001
                                   (UNAUDITED)


                                                                    OWNERSHIP AT
                                                                      JUNE 30,
                                                         SHARES         2001
                                                         ------     ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
MCN Energy Group Inc. (d) ...........................   (30,000)             --
Midland Co. .........................................   (10,000)        100,000
Newmont Mining Corp. ................................    (5,000)        100,000
Nintendo Co. Ltd. ...................................    (1,000)          9,500
Pacific Century CyberWorks Ltd., ADR ................    (5,000)          5,000
Parmalat Finanziaria SpA (k) ........................  (481,000)        169,000
PepsiCo Inc. ........................................   (15,000)        265,000
Powertel Inc. (c) ...................................    (5,038)             --
Rohm & Haas Co. .....................................    (5,000)        195,000
Sodexho Marriott Services Inc. ......................    (1,000)             --
Stanley Electric Co. Ltd. ...........................   (72,000)             --
Tyler Technologies Inc. .............................   (15,000)         20,000
USA Networks Inc. ...................................    (5,000)        570,000
UtiliCorp United Inc. ...............................    (5,000)             --
Viacom Inc., Cl. A ..................................   (35,000)        865,000
VoiceStream Wireless Corp. (b) ......................    (4,992)             --
Wrigley (Wm.) Jr. Co. ...............................    (2,000)        150,000
XO Communications Inc., Cl. A .......................    (5,000)         10,000

RIGHTS
Rogers Wireless Communications Inc. (l) ............    (73,000)             --


------------------------------
(a) Merger--0.4 shares of Delhaize Le Lion SA, ADR for every
    1 share of Delhaize America Inc., Cl. A
(b) Merger--3.6683 shares of Deutsche Telekom AG, ADR for every 1 share of VoiceStream Wireless Corp.
(c) Merger--2.6353 shares of Deutsche Telekom AG, ADR for every 1 share of Powertel Inc.
(d) Merger--0.3455 shares of DTE Energy Co. for every 1 share of MCN Energy Group Inc.
(e) 5 for 1 stock split
(f) 40 for 1 stock split
(g) Spinoff--1 share of Rainbow Media Group for every 2 shares of Cablevision Systems Corp., Cl. A
(h) 100 for 1 stock split
(i) 2 for 1 stock split
(j) Merger--0.14021 shares of Northrop Grumman Corp., 7.00% Cv. Pfd., Ser. B for every 1 share of Litton Industries Inc.
(k) 13 for 25 stock split
(l) Rights expired 04/18/01

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)



                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----         ------
               COMMON STOCKS -- 81.0%
               ENTERTAINMENT -- 7.8%
     365,000   AOL Time Warner Inc.+ .............   $  7,636,356   $ 19,345,000
     160,000   Canal Plus, ADR+ ..................         34,010         95,632
     140,000   Disney (Walt) Co. .................      2,670,882      4,044,600
     100,000   EMI Group plc, ADR ................      1,189,467      1,125,820
      25,000   Fox Entertainment
                 Group Inc., Cl. A+ ..............        556,125        697,500
      18,432   Gemstar-TV Guide
                 International Inc.+ .............        754,976        785,203
     150,940   Granada Compass plc+ ..............        477,001        316,833
     138,000   Grupo Televisa SA, GDR+ ...........      3,048,195      5,521,380
      24,000   Liberty Livewire Corp.,
                 Cl. A+ ..........................         93,109        210,000
   1,550,000   Liberty Media Group,
                 Cl. A+ ..........................      5,490,808     27,109,500
     165,000   Publishing &
                 Broadcasting Ltd. ...............        915,408        761,250
      10,000   Six Flags Inc. ....................        140,273        210,400
     570,000   USA Networks Inc.+ ................      5,581,655     15,960,000
     865,000   Viacom Inc., Cl. A+ ...............      9,459,276     45,879,600
                                                     ------------   ------------
                                                       38,047,541    122,062,718
                                                     ------------   ------------
               BROADCASTING -- 7.2%
      50,000   Ackerley Group Inc. ...............        544,975        560,500
     336,192   Chris-Craft Industries Inc.+ ......      4,285,059     24,004,109
     592,895   Chris-Craft Industries Inc.,
                 Cl. B+ (a) ......................      8,836,175     42,332,703
      16,666   Corus Entertainment Inc.,
                 Cl. B+ ..........................         62,036        381,079
      33,000   Gray Communications
                 Systems Inc. ....................        438,347        628,320
      10,000   Gray Communications
                 Systems Inc., Cl. B .............        168,265        151,000
     200,000   Liberty Corp. .....................      8,528,905      8,000,000
       4,000   Nippon Broadcasting
                 System Inc. .....................        161,709        141,121
      50,375   NRJ Groupe+ .......................        483,579        759,096
     120,700   Paxson Communications
                 Corp., Cl. A+ ...................      1,213,574      1,629,450
      17,700   RTL Group (New York) ..............        775,136      1,076,619
     100,000   Television Broadcasting Ltd. ......        396,239        420,533
     245,009   United Television Inc. ............     24,632,336     30,871,134
      50,000   Young Broadcasting Inc.,
                 Cl. A+ ..........................      1,766,245      1,679,000
                                                     ------------   ------------
                                                       52,292,580    112,634,664
                                                     ------------   ------------
               TELECOMMUNICATIONS -- 6.9%
       8,132   Aliant Inc. .......................         72,479        184,068
       7,500   Allegiance Telecom Inc.+ ..........         74,063        112,425



                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----         ------
      30,000   ALLTEL Corp. ......................   $    617,209   $  1,837,800
      20,000   AT&T Canada Inc., Cl. B+ ..........        612,750        602,600
     650,000   AT&T Corp. ........................     13,153,550     14,300,000
       3,333   Avaya Inc.+ .......................         26,540         45,662
     230,000   BCE Inc. ..........................      6,590,343      6,049,000
      33,400   Brasil Telecom
                 Participacoes SA, ADR ...........      1,940,826      1,403,134
      25,000   BroadWing Inc.+ ...................        548,915        611,250
   2,893,090   Cable & Wireless
                 Jamaica Ltd. ....................        101,642        150,462
      95,000   Cable & Wireless plc ..............      1,170,181        558,819
     150,000   Cable & Wireless plc, ADR .........      4,070,895      2,700,000
      60,000   CenturyTel Inc. ...................        430,644      1,818,000
      50,000   Citizens Communications Co. .......        679,358        601,500
     255,466   Commonwealth Telephone
                 Enterprises Inc.+ ...............      4,424,217     10,793,439
      20,000   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ........        128,902        880,000
      35,000   Compania de
                 Telecomunicaciones de
                 Chile SA, ADR ...................        592,324        492,800
      24,278   Deutsche Telekom AG, ADR ..........        507,923        545,041
      21,600   Elisa Communications
                 Oyj, Cl. A ......................      1,175,397        353,100
     167,000   Embratel Participacoes
                 SA, ADR+ ........................      3,517,106      1,249,160
          46   Japan Telecom Co. Ltd. ............        797,468        955,294
       5,000   Pacific Century CyberWorks
                 Ltd., ADR+ ......................        126,772         14,350
     155,000   RCN Corp.+ ........................      1,100,476        850,950
       9,655   Rogers Communications
                 Inc., Cl. B+ ....................        137,424        144,167
     110,345   Rogers Communications
                 Inc., Cl. B, ADR+ ...............      1,537,198      1,671,727
     115,000   SBC Communications Inc. ...........      4,106,783      4,606,900
     350,000   Sprint FON Group ..................      8,833,016      7,476,000
     186,554   Tele Norte Leste
                 Participacoes SA, ADR ...........      2,554,387      2,846,814
       8,000   Telecom Argentina Stet
                 France Telecom SA, ADR ..........        164,771        123,600
     400,040   Telecom Italia SpA ................        839,903      3,589,807
     123,000   Telecom Italia SpA, ADR ...........      2,585,208     10,824,000
     265,249   Telefonica SA, ADR ................      9,757,403      9,877,873
      16,256   Telefonica SA, BDR+ ...............        206,528        201,314
      36,000   Telefonos de Mexico
                 SA, Cl. L, ADR ..................        389,422      1,263,240
      12,750   TELUS Corp. .......................        222,542        287,336
      52,500   TELUS Corp., ADR ..................        950,397      1,183,906
       4,250   TELUS Corp., Non-Voting ...........         74,181         92,306
      27,500   TELUS Corp.,
                 Non-Voting, ADR .................        557,547        597,657

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                  MARKET
     SHARES                                          COST          VALUE
     ------                                          ----         ------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
     295,000   Verizon Communications .......    $10,947,457   $ 15,782,500
      10,000   WorldCom Inc. - MCI Group ....        163,100        161,000
      10,000   XO Communications Inc.,
                 Cl. A+ .....................         91,700         19,200
                                                 -----------   ------------
                                                  86,578,947    107,858,201
                                                 -----------   ------------
               FINANCIAL SERVICES -- 6.0%
      26,000   Aegon NV .....................        931,905        731,858
       4,100   Allianz AG ...................      1,413,422      1,203,371
      90,000   Allstate Corp. ...............      2,406,026      3,959,100
     270,000   American Express Co. .........     10,472,948     10,476,000
      30,000   Argonaut Group Inc. ..........        855,370        603,000
     175,000   Banca Intesa SpA .............        702,532        617,783
      90,000   Banco Santander Central
                 Hispano SA, ADR ............        322,130        827,100
      84,000   Bank of Ireland, Dublin ......        427,242        832,007
      15,000   Bank of Ireland, London ......         98,369        148,573
      56,000   Bank of Scotland .............        350,184        632,434
     105,000   Bank One Corp. ...............      3,677,074      3,759,000
     282,000   Bankgesellschaft Berlin AG ...      5,606,801      2,267,956
         260   Berkshire Hathaway Inc.,
                 Cl. A+ .....................        824,299     18,044,000
      10,000   Block (H&R) Inc. .............        390,250        645,500
      50,000   Commerzbank AG, ADR ..........      1,189,067      1,263,505
     150,000   Deutsche Bank AG, ADR ........      6,224,445     10,717,545
      20,000   Dun and Bradstreet Corp.+ ....        333,130        564,000
     112,000   First Union Corp. ............      3,505,201      3,913,280
      25,000   Hibernia Corp., Cl. A ........        198,750        445,000
      20,000   Invik & Co. AB, Cl. B ........        936,800      1,433,162
     100,000   Irish Life &
                 Permanent plc, .............        781,432      1,168,264
      48,100   J.P. Morgan Chase & Co. ......      1,257,712      2,145,260
       6,000   Jafco Co. Ltd. ...............        694,322        572,984
      64,000   Leucadia National Corp. ......      2,040,082      2,076,800
      60,000   Mellon Financial Corp. .......      1,898,845      2,760,000
     100,000   Midland Co. ..................      1,117,752      4,450,000
      30,000   Moody's Corp. ................        666,995      1,005,000
     141,500   Nikko Securities Co. Ltd. ....      1,157,257      1,133,447
      80,000   Phoenix Companies Inc.+ ......      1,383,200      1,488,000
      50,000   Prudential plc ...............        754,035        605,459
      50,000   RAS SpA ......................        534,750        614,608
      60,000   Riggs National Corp. .........        552,538      1,019,400
      80,000   State Street Corp. ...........      1,417,370      3,959,200
      30,000   Stilwell Financial Inc.+ .....        470,955      1,006,800
      20,000   SunTrust Banks Inc. ..........        419,333      1,295,600
         510   Swiss Re .....................        977,697      1,019,234
      38,000   T. Rowe Price Group Inc. .....      1,273,500      1,420,820
      50,000   Unitrin Inc. .................        817,863      1,920,000
      30,000   Waddell & Reed
                 Financial Inc., Cl. A ......    $   426,563   $    952,500
                                                 -----------   ------------
                                                  59,508,146     93,697,550
                                                 -----------   ------------
               EQUIPMENT AND SUPPLIES -- 5.5%
     100,000   AMETEK Inc. ..................      1,394,214      3,055,000
      80,000   Amphenol Corp., Cl. A+ .......      1,040,625      3,204,000
      10,000   Caterpillar Inc. .............        136,559        500,500
      95,000   CIRCOR International Inc.+ ...        981,440      1,714,750
     107,000   CLARCOR Inc. .................      1,347,205      2,872,950
     320,000   Deere & Co. ..................      3,134,721     12,112,000
     255,000   Donaldson Co. Inc. ...........      1,676,029      7,943,250
     130,000   Flowserve Corp.+ .............      2,065,746      3,997,500
       6,500   Franklin Electric Co. ........        210,022        493,350
     110,000   Gerber Scientific Inc. .......      1,200,356      1,204,500
     298,000   IDEX Corp. ...................      1,935,965     10,132,000
      20,000   Ingersoll-Rand Co. ...........        713,378        824,000
      60,000   Lufkin Industries Inc. .......      1,105,223      1,656,000
       1,000   Manitowoc Co. Inc. ...........         25,450         29,500
     430,000   Navistar International Corp.+       6,528,284     12,095,900
      25,000   Olympus Optical Co. Ltd. .....        375,255        400,511
      20,000   PACCAR Inc. ..................        450,000      1,028,400
      84,500   Sequa Corp., Cl. A+ ..........      3,371,578      3,844,750
      75,000   Sequa Corp., Cl. B+ ..........      3,888,160      4,443,750
     170,000   SPS Technologies Inc.+ .......      2,963,443      8,058,000
      10,000   Sybron Dental
                 Specialties Inc ............        179,033        204,900
      35,000   THK Co. Ltd. .................        919,565        658,097
      70,000   UCAR International Inc.+ .....        971,360        836,500
     250,000   Watts Industries Inc., Cl. A .      3,331,739      4,237,500
     100,000   Weir Group plc ...............        420,789        391,685
                                                 -----------   ------------
                                                  40,366,139     85,939,293
                                                 -----------   ------------
               CONSUMER PRODUCTS -- 5.5%
      70,000   Altadis SA ...................      1,030,995        997,934
     520,000   Carter-Wallace Inc. ..........      7,309,269     10,062,000
      43,000   Christian Dior SA ............      1,514,055      1,547,103
      25,000   Church & Dwight Co. Inc. .....        253,220        636,250
       1,100   Compagnie Financiere
                 Richemont AG, C1. A ........      1,550,184      2,815,256
      35,000   Department 56 Inc.+ ..........        394,267        267,750
     285,601   Energizer Holdings Inc.+ .....      4,325,114      6,554,543
      90,000   Fortune Brands Inc. ..........      2,401,342      3,452,400
     250,000   Gallaher Group plc, ADR ......      4,342,521      6,225,000
     275,000   Gillette Co. .................      8,887,126      7,972,250
       2,000   Givaudan SA+ .................        550,742        554,706
     100,000   Harley Davidson Inc. .........        251,225      4,708,000
      15,000   Matsushita Electric Industrial
                 Co. Ltd., ADR ..............        178,325        237,000
      65,000   Mattel Inc. ..................        919,565      1,229,800
      25,000   Maytag Corp. .................        768,336        731,500

                 See accompanying notes to financial statements.

                                               THE GABELLI EQUITY TRUST INC.
                                           PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                 JUNE 30, 2001 (UNAUDITED)


                                                                     MARKET
     SHARES                                                COST       VALUE
     ------                                                ----      ------
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS (CONTINUED)
     42,000   National Presto Industries Inc. ......   $ 1,543,512   $ 1,247,400
      9,500   Nintendo Co. Ltd. ....................       784,763     1,729,134
     20,000   Philip Morris Companies Inc. .........       600,935     1,015,000
    112,000   Procter & Gamble Co. .................     7,809,242     7,145,600
    800,000   Ralston Purina Co. ...................    13,189,221    24,016,000
     32,000   Shimano Inc. .........................       521,107       471,601
      1,500   Swatch Group AG ......................       892,765     1,502,212
     10,425   Syratech Corp.+ ......................       333,704        74,278
                                                       -----------   -----------
                                                        60,351,535    85,192,717
                                                       -----------   -----------
              WIRELESS COMMUNICATIONS -- 4.6%
     55,000   America Movil,
                SA de CV, Cl. L, ADR+ ..............       607,553     1,147,300
     65,000   AT&T Wireless Group+ .................     1,473,068     1,062,750
     12,500   Leap Wireless
                International Inc.+ ................       364,116       378,750
    100,000   Nextel Communications
                Inc., Cl. A+ .......................     1,763,612     1,750,000
     80,000   Rogers Wireless
                Communications Inc.,
                Cl. B+ .............................     1,619,676     1,381,600
    220,000   Sprint PCS Group+ ....................       287,077     5,313,000
     16,700   Tele Celular Sul
                Participacoes SA, ADR ..............       266,992       337,340
     55,666   Tele Centro Oeste Celular
                Participacoes SA, ADR ..............       166,868       481,511
      3,340   Tele Leste Celular
                Participacoes SA, ADR ..............        89,340       134,268
      8,350   Tele Nordeste Celular
                Participacoes SA, ADR ..............       123,227       272,210
      3,340   Tele Norte Celular
                Participacoes SA, ADR ..............        51,601        90,180
  1,200,000   Telecom Italia Mobile SpA ............     1,113,354     6,115,607
      8,350   Telemig Celular
                Participacoes SA, ADR ..............       241,320       344,855
    450,000   Telephone & Data
                Systems Inc. .......................    11,087,191    48,937,500
     66,800   Telesp Celular
                Participacoes SA, ADR ..............     2,135,936     1,012,020
    553,888   Vodafone Group plc ...................       915,040     1,226,915
    100,000   Vodafone Group plc, ADR ..............       927,768     2,235,000
                                                       -----------   -----------
                                                        23,233,739    72,220,806
                                                       -----------   -----------
              FOOD AND BEVERAGE -- 4.4%
     10,108   Advantica Restaurant
                Group Inc.+ ........................        14,358         6,570
      1,000   Cadbury Schweppes plc, ADR ...........        28,008        27,200
     15,000   Coca-Cola Co. ........................       682,313       675,000
     50,000   Coca-Cola Enterprises Inc. ...........       816,250       817,500



                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
    150,940   Compass Group plc+ ...................   $ 1,090,534   $ 1,207,893
     90,000   Corn Products
                International Inc. .................     2,608,387     2,880,000
    140,000   Diageo plc, ADR ......................     5,174,844     6,153,000
    120,000   General Mills Inc. ...................     3,501,155     5,253,600
     20,000   Hain Celestial Group Inc.+ ...........       267,663       440,000
     22,000   Heinz (H.J.) Co. .....................       861,241       899,580
     52,500   IBP Inc. .............................     1,317,519     1,325,625
     25,000   Interbrew SA+ ........................       719,153       668,789
    270,000   Kellogg Co. ..........................     7,515,822     7,830,000
     75,000   Kerry Group plc, Cl. A ...............       860,877       864,942
     60,500   LVMH Moet Hennessy
                Louis Vuitton, ADR .................       416,625       620,125
    169,000   Parmalat Finanziaria SpA .............       373,278       450,670
    590,595   PepsiAmericas Inc. ...................     7,935,964     7,854,914
    265,000   PepsiCo Inc. .........................     8,132,461    11,713,000
     70,000   Quaker Oats Co. ......................     3,044,803     6,387,500
     60,000   Ralcorp Holdings Inc.+ ...............       940,903     1,124,400
     10,000   Sara Lee Corp. .......................       188,640       189,400
    100,830   Tootsie Roll Industries Inc. .........     1,580,969     3,885,988
    150,000   Wrigley (Wm.) Jr. Co. ................     3,610,220     7,027,500
                                                       -----------   -----------
                                                        51,681,987    68,303,196
                                                       -----------   -----------
              PUBLISHING -- 4.4%
     12,000   Dow Jones & Co. Inc. .................       600,392       716,520
    150,000   Harcourt General Inc. ................     6,684,706     8,728,500
    646,000   Independent News & Media
                plc, Dublin ........................     1,428,821     1,285,175
     97,000   McGraw-Hill Companies Inc. ...........     2,192,694     6,416,550
    400,000   Media General Inc., Cl. A ............     9,832,031    18,400,000
    125,000   Meredith Corp. .......................     2,091,314     4,476,250
    115,000   New York Times Co., Cl. A ............       790,115     4,830,000
    145,000   News Corp. Ltd. ......................       796,385     1,327,567
      5,000   News Corp. Ltd., ADR .................        54,120       185,750
     57,727   Pearson plc ..........................       809,395       951,521
    400,000   Penton Media Inc. ....................     4,849,118     7,000,000
    100,000   PRIMEDIA Inc.+ .......................       988,793       679,000
     27,000   Pulitzer Inc. ........................     1,189,663     1,425,600
    160,000   Reader's Digest Association
                Inc., Cl. B ........................     4,110,972     4,160,000
     91,842   Seat-Pagine Gialle SpA ...............       204,007        94,467
    400,000   South China Morning
                Post Holdings ......................       273,726       264,115
     75,000   Thomas Nelson Inc. ...................       908,325       527,250
    160,000   Tribune Co. ..........................     5,390,834     6,401,600
                                                       -----------   -----------
                                                        43,195,411    67,869,865
                                                       -----------   -----------
              ENERGY AND UTILITIES -- 3.1%
     73,400   AGL Resources Inc. ...................     1,322,958     1,743,250
     34,000   Apache Corp. .........................       844,013     1,725,500

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES (CONTINUED)
    120,000    BP plc ............................    $   725,215    $   986,456
    248,800    BP plc, ADR .......................      5,313,984     12,402,680
    135,000    Burlington Resources Inc. .........      5,842,869      5,393,250
    155,000    Conoco Inc., Cl. A ................      3,544,449      4,371,000
     20,000    DQE Inc. ..........................        424,076        450,000
     10,366    DTE Energy Co. ....................        462,525        481,397
    400,000    El Paso Electric Co.+ .............      3,236,625      6,396,000
     20,000    Energy East Corp. .................        429,788        418,200
    100,000    Gulf Canada Resources
                 Ltd., Toronto ...................        792,060        809,194
    100,000    Gulf Canada Resources
                 Ltd., New York+ .................        791,000        810,000
     55,000    Halliburton Co. ...................      1,201,188      1,958,000
     50,000    HS Resources Inc.+ ................      3,234,912      3,240,000
    210,000    Niagara Mohawk
                 Holdings Inc.+ ..................      3,101,421      3,714,900
    100,000    NiSource Inc.+ ....................        200,000        237,000
     75,000    Northeast Utilities ...............      1,479,575      1,556,250
     75,000    Pennzoil-Quaker State Co.+ ........      1,373,582        840,000
    100,000    Progress Energy Inc. ..............         52,000         50,500
      4,000    SJW Corp. .........................        400,061        342,000
     14,000    Southwest Gas Corp. ...............        289,625        331,520
      4,907    Total Fina Elf SA .................        655,890        687,090
                                                      -----------    -----------
                                                       35,717,816     48,944,187
                                                      -----------    -----------
               DIVERSIFIED INDUSTRIAL -- 2.9%
    195,000    Ampco-Pittsburgh Corp. ............      2,627,873      2,203,500
     50,000    Cooper Industries Inc. ............      1,799,362      1,979,500
    270,000    Crane Co. .........................      5,062,737      8,370,000
    102,000    GATX Corp. ........................      1,533,375      4,090,200
    150,000    GenTek Inc. .......................      1,491,896        795,000
    225,000    Honeywell Inc. ....................      8,871,100      7,872,750
    140,000    ITT Industries Inc.+ ..............      4,301,122      6,195,000
    390,000    Lamson & Sessions Co.+ ............      2,415,785      2,613,000
    130,000    National Service
                 Industries Inc. .................      2,957,029      2,934,100
     78,715    Park-Ohio Holdings Corp.+ .........        993,487        377,832
    100,000    Sensient Technologies Corp. .......      1,835,688      2,052,000
     12,420    Smith Industries plc ..............        223,040        144,108
      6,000    Sulzer AG .........................      3,258,451      1,909,478
     82,000    Swire Pacific Ltd., Cl. A .........        553,597        424,738
     75,000    Thomas Industries Inc. ............        769,882      2,212,500
     50,000    Trinity Industries Inc. ...........        945,000      1,025,000
                                                      -----------    -----------
                                                       39,639,424     45,198,706
                                                      -----------    -----------
               CABLE -- 2.5%
    415,000    Cablevision Systems Corp.,
                 Cl. A+ ..........................      3,990,027     24,277,500
     40,000    Comcast Corp., Cl. A ..............        341,837      1,718,000



                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
     90,000    Comcast Corp., Cl. A,
                 Special .........................    $   797,342    $ 3,906,000
     52,625    NTL Inc.+ .........................      1,571,545        634,131
    210,000    Rainbow Media Group+ ..............        713,251      5,418,000
     20,000    Shaw Communications Inc.,
                 Cl. B ...........................         52,983        472,601
     80,000    Shaw Communications Inc.,
                 Cl. B, Non-Voting+ ..............        329,198      1,899,200
    160,000    UnitedGlobalCom Inc.,
                 Cl. A+ ..........................      3,293,088      1,384,000
                                                      -----------    -----------
                                                       11,089,271     39,709,432
                                                      -----------    -----------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.4%
     20,000    ArvinMeritor Inc. .................        387,543        334,800
     25,802    Borg-Warner Automotive
                 Inc. ............................      1,143,687      1,280,295
     84,161    Dana Corp. ........................      1,838,975      1,964,318
     70,000    Delphi Automotive
                 Systems Corp.+ ..................        801,192      1,115,100
    260,000    GenCorp Inc. ......................      2,470,673      3,328,000
    195,000    Genuine Parts Co. .................      4,985,542      6,142,500
    114,000    Johnson Controls Inc. .............      1,890,245      8,261,580
     90,000    Midas Inc. ........................      1,372,349      1,134,000
    330,000    Modine Manufacturing Co. ..........      4,284,009      9,101,400
     80,000    Scheib (Earl) Inc.+ ...............        749,281        216,800
    163,000    Standard Motor Products Inc. ......      1,748,388      2,167,900
     70,000    Superior Industries
                 International Inc. ..............      1,819,682      2,681,000
    105,000    TransPro Inc. .....................        936,808        399,000
                                                      -----------    -----------
                                                       24,428,374     38,126,693
                                                      -----------    -----------
               PAPER AND FOREST PRODUCTS -- 2.1%
    260,000    Greif Bros. Corp., Cl. A ..........      4,845,131      7,891,000
      3,400    Greif Bros. Corp., Cl. B ..........         69,825         95,200
    180,000    Pactiv Corp.+ .....................      1,875,631      2,412,000
      5,000    Sealed Air Corp.+ .................        147,125        186,250
    253,000    St. Joe Co. .......................      1,873,208      6,803,170
    105,000    Westvaco Corp. ....................      2,856,244      2,550,450
    260,000    Willamette Industries Inc. ........     12,279,247     12,870,000
                                                      -----------    -----------
                                                       23,946,411     32,808,070
                                                      ...........    ...........
               HEALTH CARE -- 1.8%
     40,000    American Home
                 Products Corp. ..................      1,929,781      2,337,600
     60,000    Amgen Inc.+ .......................        256,894      3,640,800
     40,000    Apogent Technologies Inc.+ ........        803,368        984,000
     10,000    AstraZeneca plc, London ...........        385,298        465,944
     35,146    AstraZeneca plc,
                 Stockholm .......................      1,255,532      1,624,107
     10,000    Aventis SA ........................        748,895        798,314

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
     26,000    Biogen Inc.+ ......................    $   181,025    $ 1,413,360
     75,036    GlaxoSmithKline plc+ ..............      1,817,378      2,110,628
      4,000    GlaxoSmithKline plc, ADR ..........        216,096        224,800
     56,011    Invitrogen Corp.+ .................      2,678,982      4,021,590
     46,000    Novartis AG .......................      1,431,247      1,664,840
    108,000    Novartis AG, Registered ...........        948,510      3,904,200
     45,000    Pfizer Inc. .......................        240,750      1,802,250
     17,900    Roche Holding AG ..................      1,644,702      1,289,704
     20,000    Sanofi-Synthelabo SA ..............        967,750      1,312,180
     10,000    Schering-Plough Corp. .............        354,700        362,400
     18,000    Takeda Chemical
                 Industries Ltd. .................      1,013,551        837,105
                                                      -----------    -----------
                                                       16,874,459     28,793,822
                                                      -----------    -----------
               HOTELS AND GAMING -- 1.6%
    120,000    Aztar Corp.+ ......................        843,207      1,452,000
     90,000    Boca Resorts Inc., Cl. A+ .........        787,000      1,325,700
    234,500    Gaylord Entertainment Co. .........      6,082,795      6,753,600
      5,000    GTECH Holdings Corp.+ .............         86,269        177,550
  1,045,000    Hilton Group plc ..................      3,273,996      3,512,579
    550,000    Hilton Hotels Corp. ...............      6,002,739      6,380,000
     20,000    MGM Mirage Inc.+ ..................        516,903        599,200
    430,000    Park Place
                 Entertainment Corp.+ ............      2,424,893      5,203,000
                                                      -----------    -----------
                                                       20,017,802     25,403,629
                                                      -----------    -----------
               BUSINESS SERVICES -- 1.4%
     60,000    ANC Rental Corp.+ .................        578,273        180,000
    155,000    Cendant Corp.+ ....................      2,382,422      3,022,500
      1,000    CheckFree Corp.+ ..................          9,040         35,070
    100,000    Landauer Inc. .....................        647,252      3,000,000
     58,500    Nashua Corp.+ .....................        548,437        406,575
     10,833    Reuters Group plc, ADR ............        815,788        842,266
     13,000    Secom Co. Ltd. ....................        813,097        725,491
    250,000    Securicor Group plc ...............              0        574,870
      3,500    SYNAVANT Inc.+ ....................         27,506         24,885
     30,900    Vivendi Universal SA ..............      2,117,043      1,801,044
    205,000    Vivendi Universal SA, ADR .........      8,281,893     11,890,000
                                                      -----------    -----------
                                                       16,220,751     22,502,701
                                                      -----------    -----------
               RETAIL -- 1.3%
    140,000    Albertson's Inc. ..................      3,704,724      4,198,600
    320,000    AutoNation Inc.+ ..................      3,605,501      3,712,000
     14,000    Coldwater Creek Inc.+ .............        259,128        364,000
     16,000    Delhaize Le Lion SA, ADR ..........        908,672        938,400
    100,000    Lillian Vernon Corp. ..............      1,362,258        706,000
     50,000    Neiman Marcus Group Inc.,
                 Cl. A+ ..........................      1,647,739      1,550,000



                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
    320,000    Neiman Marcus Group Inc.,
                 Cl. B+ ..........................    $ 7,741,769    $ 9,440,000
                                                      -----------    -----------
                                                       19,229,791     20,909,000
                                                      -----------    -----------
               SPECIALTY CHEMICALS -- 1.1%
      5,400    Ciba Specialty Chemicals,
                 ADR+ (b) ........................         21,140        159,560
     10,000    du Pont de Nemours
                 (E.I.) & Co. ....................        327,500        482,400
    315,000    Ferro Corp. .......................      5,692,776      6,870,150
     12,000    Fuller (H.B.) Co. .................        457,469        598,800
    330,200    General Chemical
                 Group Inc. ......................        491,993        138,684
    100,000    Hercules Inc.+ ....................      1,371,047      1,130,000
    210,000    Omnova Solutions Inc. .............      1,767,940      1,528,800
    195,000    Rohm & Haas Co. ...................      6,060,568      6,415,500
     11,697    Syngenta AG, ADR+ .................         22,129        126,328
                                                      -----------    -----------
                                                       16,212,562     17,450,222
                                                      -----------    -----------
               BUILDING AND CONSTRUCTION -- 0.9%
    112,500    CRH plc ...........................      1,363,025      1,885,730
     32,222    Huttig Building
                 Products Inc.+ ..................         81,163        163,366
     15,000    Martin Marietta
                 Materials Inc. ..................        322,687        742,350
    108,000    Newport News
                 Shipbuilding Inc. ...............      7,016,903      6,615,000
    144,000    Nortek Inc.+ ......................      1,930,643      4,495,680
      5,000    Nortek Inc.,
                 Special Common+ (a) .............         72,155        156,100
                                                      -----------    -----------
                                                       10,786,576     14,058,226
                                                      -----------    -----------
               REAL ESTATE -- 0.9%
    450,000    Catellus Development Corp.+ .......      6,751,839      7,852,500
     75,000    Cheung Kong (Holdings) Ltd. .......        871,487        817,346
     44,000    Florida East Coast
                 Industries Inc., Cl. A ..........        523,108      1,557,600
     58,451    Florida East Coast
                 Industries Inc., Cl. B ..........        964,977      2,063,320
     55,000    Griffin Land &
                 Nurseries Inc.+ .................        513,143        914,100
      4,753    HomeFed Corp.+ ....................            851          4,515
                                                      -----------    -----------
                                                        9,625,405     13,209,381
                                                      -----------    -----------
               AGRICULTURE -- 0.8%
  1,000,000    Archer-Daniels-Midland Co. ........     13,728,377     13,000,000
      5,000    Delta & Pine Land Co. .............         84,396         98,250
                                                      -----------    -----------
                                                       13,812,773     13,098,250
                                                      -----------    -----------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
               COMMON STOCKS (CONTINUED)
               ENVIRONMENTAL SERVICES -- 0.8%
     60,000    Republic Services Inc.+ ...........    $   783,447    $ 1,191,000
    350,000    Waste Management Inc. .............      6,492,192     10,787,000
                                                      -----------    -----------
                                                        7,275,639     11,978,000
                                                      -----------    -----------
               ELECTRONICS -- 0.7%
     41,000    Fujitsu Ltd. ......................      1,199,088        430,660
      3,000    Hitachi Ltd., ADR .................        218,796        296,970
      9,000    Molex Inc., Cl. A .................        315,766        268,380
      7,500    NEC Corp., ADR ....................         43,625        102,825
     26,640    Philips Electronics NV ............      1,041,219        706,121
     38,800    Philips Electronics NV, ADR .......         53,456      1,025,484
      5,100    Rohm Co. Ltd. .....................      1,151,127        792,507
     11,000    Sony Corp. ........................        898,956        723,246
     34,000    Sony Corp., ADR ...................        973,924      2,237,200
    200,000    Thomas & Betts Corp. ..............      3,514,300      4,414,000
                                                      -----------    -----------
                                                        9,410,257     10,997,393
                                                      -----------    -----------
               AUTOMOTIVE -- 0.7%
     10,000    Ford Motor Co. ....................        309,640        245,500
    157,942    General Motors Corp. ..............      4,799,093     10,163,568
                                                      -----------    -----------
                                                        5,108,733     10,409,068
                                                      -----------    -----------
               AEROSPACE -- 0.7%
    125,000    BAE Systems plc ...................        754,039        598,603
    100,000    Lockheed Martin Corp. .............      2,641,248      3,705,000
     75,000    Northrop Grumman Corp. ............      4,812,089      6,007,500
                                                      -----------    -----------
                                                        8,207,376     10,311,103
                                                      -----------    -----------
               CONSUMER SERVICES -- 0.7%
     40,000    Loewen Group Inc. .................         48,700          5,200
    510,000    Rollins Inc. ......................      5,737,037     10,154,100
                                                      -----------    -----------
                                                        5,785,737     10,159,300
                                                      -----------    -----------
               COMMUNICATIONS EQUIPMENT -- 0.6%
     68,000    Acterna Corp.+ ....................        245,121        748,000
    290,000    Allen Telecom Inc.+ ...............      2,191,166      4,350,000
     60,000    Corning Inc. ......................      1,305,700      1,002,600
     60,000    Lucent Technologies Inc. ..........        691,358        372,000
     50,000    Motorola Inc. .....................        662,503        828,000
     27,000    Nokia Corp., Cl. A, ADR ...........        755,119        595,080
     44,000    Scientific-Atlanta Inc. ...........        355,750      1,786,400
                                                      -----------    -----------
                                                        6,206,717      9,682,080
                                                      -----------    -----------
               AVIATION: PARTS AND SERVICES -- 0.5%
     98,000    Curtiss-Wright Corp. ..............      2,425,885      5,262,600
    110,000    Fairchild Corp., Cl. A+ ...........      1,442,877        771,100
     44,000    Precision Castparts Corp. .........        729,212      1,646,480
                                                      -----------    -----------
                                                        4,597,974      7,680,180
                                                      -----------    -----------



                                                                       MARKET
     SHARES                                                COST         VALUE
     ------                                                ----        ------
               SATELLITE -- 0.3%
    180,323    General Motors Corp.,
                 Cl. H+ ..........................    $ 2,584,089    $ 3,651,541
    340,000    Liberty Satellite &
                 Technology Inc., Cl. A+ .........        900,012        867,000
    150,000    Loral Space &
                 Communications Ltd.+ ............      1,538,188        420,000
                                                      -----------    -----------
                                                        5,022,289      4,938,541
                                                      -----------    -----------
               TRANSPORTATION -- 0.2%
     72,000    AMR Corp.+ ........................      1,400,590      2,601,360
      7,500    Kansas City Southern
                 Industries Inc. .................         13,986        118,500
     31,273    MIF Ltd.+ .........................        449,997        390,262
     30,000    Ryder System Inc. .................        641,175        588,000
                                                      -----------    -----------
                                                        2,505,748      3,698,122
                                                      -----------    -----------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
     20,000    Capcom Co. Ltd. ...................        684,260        692,776
     15,000    Computer Associates
                 International Inc. ..............        401,031        540,000
     30,000    EMC Corp.+ ........................        816,684        871,500
    150,000    Genuity Inc.+ .....................        790,729        468,000
      2,500    Obic Co. Ltd. .....................        401,284        563,081
     20,000    Tyler Technologies Inc. ...........         93,975         48,000
                                                      -----------    -----------
                                                        3,187,963      3,183,357
                                                      -----------    -----------
               CLOSED END FUNDS -- 0.2%
     59,000    Central European Equity
                 Fund Inc. .......................        740,735        677,320
     70,000    Dresdner RCM
                 Europe Fund Inc. ................        512,662        641,200
     18,592    France Growth Fund Inc. ...........        184,695        153,756
     40,250    Italy Fund Inc. ...................        360,845        322,000
     68,000    New Germany Fund Inc. .............        750,658        478,720
     45,942    Royce Value Trust Inc. ............        519,501        743,801
                                                      -----------    -----------
                                                        3,069,096      3,016,797
                                                      -----------    -----------
               METALS AND MINING -- 0.2%
     72,500    Harmony Gold Mining Co. ...........
                 Ltd. ............................        347,738        421,808
     15,000    Harmony Gold Mining Co. ...........
                 Ltd., ADR .......................         79,800         85,350
    100,000    Newmont Mining Corp. ..............      1,911,924      1,861,000
     50,000    Placer Dome Inc. ..................        487,169        490,000
                                                      -----------    -----------
                                                        2,826,631      2,858,158
                                                      -----------    -----------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
   SHARES                                                COST           VALUE
   ------                                                ----          ------
                COMMON STOCKS (CONTINUED)
                COMPUTER HARDWARE -- 0.1%
    44,000      Hewlett-Packard Co. ............    $  1,792,291  $    1,258,400
    15,000      Xerox Corp. ....................         183,562         143,550
                                                    ------------  --------------
                                                       1,975,853       1,401,950
                                                    ------------  --------------
                EDUCATIONAL SERVICES -- 0.0%
    10,000      Benesse Corp. ..................       1,029,239         313,513
                                                    ------------  --------------
                TOTAL COMMON
                  STOCKS .......................     779,066,692   1,266,618,891
                                                    ------------  --------------
                PREFERRED STOCKS -- 0.2%
                AEROSPACE -- 0.2%
    14,021      Northrop Grumman Corp.,
                  7.00% Cv. Pfd., Ser. B .......       1,633,727       1,500,247
                                                    ------------  --------------
                TELECOMMUNICATIONS-- 0.0%
    15,000      Citizens Communications Co.,
                  5.00% Cv. Pfd. ...............         772,625         750,000
                                                    ------------  --------------
                BROADCASTING -- 0.0%
    40,000      ProSieben Sat.1 Media
                  AG, Pfd. .....................         568,909         568,894
                                                    ------------  --------------
                PUBLISHING -- 0.0%
    10,000      News Corp. Ltd., Pfd., ADR .....         157,103         324,000
                                                    ------------  --------------
                WIRELESS COMMUNICATIONS -- 0.0%
10,760,547      Telesp Celular
                  Participacoes SA, Pfd.+ ......          82,623          65,697
                                                    ------------  --------------
                TOTAL PREFERRED
                  STOCKS .......................       3,214,987       3,208,838
                                                    ------------  --------------
PRINCIPAL
  AMOUNT
---------
                CORPORATE BONDS -- 0.3%
                ENVIRONMENTAL SERVICES -- 0.1%
$2,000,000      Waste Management Inc.
                  Sub. Deb. Cv.
                  4.00%, 02/01/02 ..............       1,975,000       1,982,500
                                                    ------------  --------------
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 1,500,000      Standard Motor Products Inc.,
                  Sub. Deb. Cv.
                  6.75%, 07/15/09 ..............       1,428,251       1,055,625
                                                    ------------  --------------
                AVIATION: PARTS AND SERVICES -- 0.1%
 1,000,000      Kaman Corp.,
                  Sub. Deb. Cv.
                  6.00%, 03/15/12 ..............         941,337         955,000
                                                    ------------  --------------


PRINCIPAL
  AMOUNT
---------
                PUBLISHING-- 0.0%
 $ 200,000      News America Holdings Inc.,
                  Sub. Deb. Cv.
                  Zero Coupon, 03/31/02 ........    $    185,424  $      321,250
                                                    ------------  --------------
                HOTELS AND GAMING-- 0.0%
   230,000      Hilton Hotels Corp.,
                  Sub. Deb. Cv.
                  5.00%, 05/15/06 ..............         187,145         208,150
                                                    ------------  --------------
                CONSUMER PRODUCTS-- 0.0%
 1,000,000      Pillowtex Corp.,
                  Sub. Deb. Cv.
                  6.00%, 03/15/12+ .............         406,180             156
                                                    ------------  --------------
                TOTAL CORPORATE
                  BONDS ........................       5,123,337       4,522,681
                                                    ------------  --------------
  SHARES
  ------
                WARRANTS -- 0.0%
                METALS AND MINING -- 0.0%
     5,000      Harmony Gold Mining Co.
                  Ltd., ADR,
                  expire 06/29/03 ..............               0           9,450
                                                    ------------  --------------
                FOOD AND BEVERAGE -- 0.0%
    62,463      Advantica Restaurant
                  Group Inc.,
                  expire 01/07/05+ .............         105,603           1,874
                                                    ------------  --------------
                TOTAL WARRANTS .................         105,603          11,324
                                                    ------------  --------------
PRINCIPAL
  AMOUNT
---------
                U.S. GOVERNMENT OBLIGATIONS -- 17.3%
$273,000,000    U.S. Treasury Bills,
                  3.42% to 3.74%++,
                  due 07/12/01 to 12/13/01(c)        271,040,110     270,988,344
                                                    ------------  --------------
                REPURCHASE AGREEMENTS -- 2.0%
  30,513,000    Agreement with State State
                  Bank & Trust Co.,
                  3.96%, dated 06/29/01,
                  due 07/02/01, proceeds
                  at maturity $30,155,344 (d)         30,513,000      30,513,000
                                                    ------------  --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)

                                                                                     MARKET
                                                                   COST               VALUE
                                                              ---------------    ---------------
TOTAL INVESTMENTS -- 100.8% ...............................   $ 1,089,063,729    $ 1,575,863,078
                                                              ===============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (19.9)% ...................                         (311,948,917)
                                                                                 ---------------
NET ASSETS - COMMON STOCK -- 80.9%
  (127,620,323 common shares outstanding) ................                         1,263,914,161
                                                                                 ---------------
NET ASSETS - PREFERRED STOCK -- 19.1%
  (11,967,900 preferred shares outstanding) ..............                           299,197,500
                                                                                 ---------------
TOTAL NET ASSETS -- 100.0% ................................                      $ 1,563,111,661
                                                                                 ===============
NET ASSET VALUE PER COMMON SHARE
  ($1,263,914,161 [DIVIDE] 127,620,323 shares outstanding)                                 $9.90
                                                                                           =====


PRINCIPAL                    SETTLEMENT NET UNREALIZED
   AMOUNT                               DATE     APPRECIATION
----------------------------------------------------          -

  FORWARD FOREIGN EXCHANGE CONTRACTS
6,627,723(e)   Deliver Hong Kong Dollars
                 in exchange for
                 USD 849,804 .....................................   08/03/01    $         4,196
                                                                                 ===============

  NUMBER OF                                                                      NET UNREALIZED
  CONTRACTS                                                                       APPRECIATION
  ---------                                                                      --------------
FUTURES CONTRACTS -- SHORT POSITION
    150        S&P 500 Index Futures
                 09/20/01 ...................................................    $     1,931,250
                                                                                 ===============

---------------

               For Federal tax purposes:
               Aggregate cost ...............................................    $ 1,089,063,729
                                                                                 ===============
               Gross unrealized appreciation ................................    $   528,412,749
               Gross unrealized depreciation ................................        (41,613,400)
                                                                                 ===============
               Net unrealized appreciation ..................................    $   486,799,349
                                                                                 ===============

---------------

  (a) Security fair valued under procedures established by the Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of Rule 144A securities amounted to $159,560 or 0.0% of total net assets.
  (c) At June 30, 2001, $6,500,000 of the principal amount was pledged as collateral for futures contracts.
  (d) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $45,643,487.
  (e)  Principal amount denoted in Hong Kong Dollars.
    +  Non-income producing security.
   ++  Represents  annualized yield at date of purchase.
 ADR - American Depositary Receipt
 BDR - Brazilian Depositary Receipt
 USD - United States Dollars
 GDR - Global Depositary Receipt

                                        % of
                                       Market      Market
                                        Value       Value
                                       ------   --------------
       GEOGRAPHIC DIVERSIFICATION
       United States ...............    87.3%   $1,375,015,401
       Europe ......................     9.2       145,088,695
       Asia/Pacific Rim ............     1.3        21,254,213
       Canada ......................     1.1        17,061,640
       Latin America ...............     1.1        16,935,971
       South Africa ................     0.0           507,158
                                       ------   --------------
       Total Investments ...........   100.0%   $1,575,863,078
                                       ======   ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2001 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $1,089,063,729) ..............    $1,575,863,078
   Cash and foreign currency, at value (Cost $23,990) .......            23,457
   Dividends and interest receivable ........................         1,561,855
   Receivable for investments sold ..........................            92,130
   Unrealized appreciation on forward foreign
      exchange contracts ....................................             4,196
   Other assets .............................................            41,038
                                                                 --------------
   TOTAL ASSETS .............................................     1,577,585,754
                                                                 --------------
LIABILITIES:
   Payable for investments purchased ........................         3,626,424
   Dividends payable ........................................         9,095,003
   Variation margin .........................................           176,250
   Payable for investment advisory fee ......................         1,038,616
   Other accrued expenses and liabilities ...................           537,800
                                                                 --------------
   TOTAL LIABILITIES ........................................        14,474,093
                                                                 --------------
   NET ASSETS ...............................................    $1,563,111,661
                                                                 ==============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (7.25%, $25.00
      liquidation  value,  $0.001 par
      value, 8,000,000 shares authorized with
      5,367,900 shares issued and outstanding) ..............     $ 134,197,500
   Cumulative Preferred Stock (7.20%, $25.00
      liquidation value, $0.001 par value,
      8,000,000 shares authorized with
      6,600,000 shares issued and outstanding) ..............       165,000,000
   Capital stock, at par value ..............................           127,620
   Additional paid-in capital ...............................       806,359,006
   Distributions in excess of net realized gain on
      investments, futures contracts and foreign
      currency transactions .................................       (31,282,956)
   Net unrealized appreciation on investments, futures
      contracts and foreign currency transactions ...........       488,710,491
                                                                 --------------
   TOTAL NET ASSETS .........................................    $1,563,111,661
                                                                 ==============
   NET ASSET VALUE PER COMMON SHARE
      ($1,263,914,161 [DIVIDE] 127,620,323 shares
      outstanding; 184,000,000 shares
      authorized of $0.001 par value) .......................             $9.90
                                                                          =====

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $516,128) ..............     $  7,756,939
   Interest ..................................................        3,853,938
                                                                   ------------
   TOTAL INVESTMENT INCOME ...................................       11,610,877
                                                                   ------------
EXPENSES:
   Investment advisory fees ..................................        6,259,704
   Shareholder communications expenses .......................          208,749
   Shareholder services fees .................................          174,944
   Directors' fees ...........................................           70,956
   Custodian fees ............................................           70,945
   Legal and audit fees ......................................           70,568
   Payroll ...................................................           70,014
   Miscellaneous expenses ....................................           66,986
                                                                   ------------
   TOTAL EXPENSES ............................................        6,992,866
                                                                   ------------
   LESS: CUSTODIAL FEE CREDIT ................................          (28,552)
                                                                   ------------
   NET EXPENSES ..............................................        6,964,314
                                                                   ------------
   NET INVESTMENT INCOME .....................................        4,646,563
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments ..........................       24,870,057
   Net realized loss on foreign currency transactions ........         (108,048)
   Net realized gain on futures contracts ....................       14,800,465
                                                                   ------------
   Net realized gain on investments, futures contracts
      and foreign currency transactions ......................       39,562,474
                                                                   ------------
   Net change in net unrealized appreciation/
      depreciation on investments, futures contracts
      and foreign currency transactions ......................      (19,698,012)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS, FUTURES CONTRACTS
      AND FOREIGN CURRENCY TRANSACTIONS ......................       19,864,462
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $ 24,511,025
                                                                   ============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2001          YEAR ENDED
                                                                               (UNAUDITED)        DECEMBER 31, 2000
                                                                            ----------------      -----------------
OPERATIONS:
   Net investment income ................................................. $    4,646,563         $    5,453,347
   Net realized gain on investments, futures contracts and foreign
      currency transactions ..............................................     39,562,474            139,784,787
   Net change in unrealized appreciation/depreciation on investments,
      futures contracts and foreign currency transactions ................    (19,698,012)          (193,936,839)
                                                                           --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......     24,511,025            (48,698,705)
                                                                           --------------         --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .................................................     (4,340,463)            (4,400,558)
   Net realized gain on investments, futures contracts and foreign
      currency transactions ..............................................    (35,003,008)          (133,922,564)
   In excess of net realized gains on investments, futures contracts
      and foreign currency transactions ..................................    (29,649,749)            (2,381,208)
                                                                           --------------         --------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ......................    (68,993,220)          (140,704,330)
                                                                           --------------         --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .................................................       (306,100)              (304,788)
   Net realized gain on investments, futures contracts and foreign
      currency transactions ..............................................     (4,559,466)            (9,440,571)
                                                                           --------------         --------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...................     (4,865,566)            (9,745,359)
                                                                           --------------         --------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Equity Trust share transactions .......      8,588,558             14,165,101
   Shares issued in rights offering ......................................    126,303,145                     --
   Net increase from issuance of preferred stock .........................    159,329,175                     --
   Net decrease from repurchase of preferred stock .......................        (24,870)              (394,388)
                                                                           --------------         --------------
   NET INCREASE IN NET ASSETS FROM EQUITY TRUST SHARE TRANSACTIONS .......    294,196,008             13,770,713
                                                                           --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................    244,848,247           (185,377,681)
NET ASSETS:
   Beginning of period ...................................................  1,318,263,414          1,503,641,095
                                                                           --------------         --------------
   End of period ......................................................... $1,563,111,661         $1,318,263,414
                                                                           --------------         --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITYTRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)


      OPTIONS. The Equity Trust may purchase or write call or put options on securities or indices. As a writer of call options, the Equity Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Equity Trust would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Equity Trust would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

      As a purchaser of put options, the Equity Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Equity Trust would realize a gain upon sale or exercise. If the price of the underlying security increases, the Equity Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

      The option activity for Equity Trust for the six months ended June 30, 2001 was as follows:

                                                     NUMBER OF
                                                      CONTRACTS       PREMIUMS
                                                     ----------       --------
Call options outstanding at December 31, 2000 ......     250          $417,375
Call options written during the period .............      --                --
Call options expired during the period .............      --                --
Call options closed during the period ..............    (250)         (417,375)
                                                        ----          --------
Call options outstanding at June 30, 2001 ..........      --          $    --
                                                        ====          =======

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the ___ contract. ___ The daily ___ changes in the contract are included in ___ unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)


      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock and 7.20% Tax Advantaged Series B Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)


In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2001, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2001, Gabelli & Company, Inc. and its affiliates received $205,981 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2001 aggregated $123,070,523 and $104,931,950, respectively.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 184,000,000 shares of common stock (par value $0.001). The Board of Directors of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2001, the Equity Trust did not repurchase any shares of its common stock in the open market.

      Transactions in capital stock were as follows:

                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2001                        YEAR ENDED
                                                                 (UNAUDITED)                      DECEMBER 31, 2000
                                                          --------------------------         --------------------------
                                                             Shares        Amount              Shares        Amount
                                                          ----------    ------------         ---------     ------------
Shares issued in rights offering .......................  18,114,735    $126,303,145                --               --
Shares issued upon reinvestment
  of dividends and distributions .......................     817,178       8,588,558         1,311,793     $ 14,165,101
                                                          ----------    ------------         ---------     ------------
Net increase ...........................................  18,931,913    $134,891,703         1,311,793     $ 14,165,101
                                                          ==========    ============         =========     ============

      The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,000,000 shares of $0.001 par value Cumulative Preferred Stock. On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and estimated offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the 7.25% Cumulative Preferred Stock in whole or in part at the redemption price. During the six

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)


months ended June 30, 2001, the Equity Trust repurchased 1,000 shares of 7.25% Cumulative Preferred Stock at a cost of $24,870 and an average price of $24.87 per share. During the year ended December 31, 2000, the Equity Trust repurchased 17,500 shares of 7.25% Cumulative Preferred Stock at a cost of $394,388 and at an average price of $22.54 per share. At June 30, 2001, 5,367,900 shares of the 7.25% Cumulative Preferred Stock were outstanding at the fixed dividend rate of
7.25 percent per share and accrued dividends amounted to $135,129. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Cumulative Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2001, the Equity Trust did not repurchase any shares of 7.20% Cumulative Preferred Stock. At June 30, 2001, 6,600,000
shares of the 7.20% Cumulative Preferred Stock were outstanding at the fixed rate of 7.20 percent per share and accrued dividends amounted to $330,000. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. RIGHTS OFFERING. On January 10, 2001, the Equity Trust distributed one transferable right for each of the 108,688,408 common shares outstanding to shareholders of record on that date. Six rights were required to purchase one additional common share at the subscription price of $7.00 per share. The subscription period expired on February 13, 2001. The rights offering was fully subscribed resulting in the issuance of 18,114,735 common shares and proceeds of $126,803,145 to the Equity Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Equity Trust common shareholders was reduced by approximately $0.56 per share as a result of the issuance.

                          THE GABELLI EQUITYTRUST INC.
                              FINANCIAL HIGHLIGHTS


SELECTED DATA FOR AN EQUITY TRUST COMMON   SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:  JUNE 30, 2001(A)  ------------------------------------------------------------------
OPERATING PERFORMANCE:                        (UNAUDITED)      2000(A)      1999(A)       1998(A)       1997(A)       1996(A)
                                               ----------    ----------    ----------    ----------    ----------    ----------
   Net asset value, beginning of period        $    10.89    $    12.75    $    11.47    $    11.56    $     9.77    $     9.95
                                               ----------    ----------    ----------    ----------    ----------    ----------
   Net investment income                             0.04          0.05          0.04          0.07          0.08          0.11
   Net realized and unrealized gain (loss)
     on investments                                  0.16         (0.51)         3.25          1.09          2.75          0.71
                                               ----------    ----------    ----------    ----------    ----------    ----------
   Total from investment operations                  0.20         (0.46)         3.29          1.16          2.83          0.82
                                               ----------    ----------    ----------    ----------    ----------    ----------
   Decrease in net asset value from
     EquityTrust share transactions                 (0.56)           --            --            --            --            --
   Offering expenses charged to capital surplus     (0.05)           --            --         (0.04)           --            --
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income                            (0.04)        (0.04)        (0.03)(b)     (0.06)        (0.08)        (0.11)
   In excess of net investment income                  --            --            --            --         (0.00)(c)        --
   Net realized gain on investments                 (0.27)        (1.25)        (1.21)(b)     (1.10)        (0.92)        (0.78)
   In excess of net realized gain on investments    (0.23)        (0.02)           --            --         (0.01)        (0.00)(c)
   Paid-in capital                                     --           --          (0.68)(b)        --         (0.03)        (0.11)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income                            (0.00)(c)     (0.00)(c)     (0.00)(c)     (0.00)(c)        --            --
   Net realized gain on investments                 (0.04)        (0.09)        (0.09)        (0.05)           --            --
                                               ----------    ----------    ----------    ----------    ----------    ----------
   Total distributions                              (0.58)        (1.40)        (2.01)        (1.21)        (1.04)        (1.00)
                                               ----------    ----------    ----------    ----------    ----------    ----------
   NET ASSET VALUE, END OF PERIOD              $     9.90    $    10.89    $    12.75    $    11.47    $    11.56    $     9.77
                                               ==========    ==========    ==========    ==========    ==========    ==========
   Net asset value total return+                     0.73%        (4.39)%       29.49%         9.55%        30.46%         9.00%
                                               ==========    ==========    ==========    ==========    ==========    ==========
   Market value, end of period                 $    11.48    $    11.44    $    12.56    $    11.56    $    11.69    $     9.38
                                               ==========    ==========    ==========    ==========    ==========    ==========
   Total investment return++                        11.21%         1.91%        26.57%         9.23%        37.46%        11.00%
                                               ==========    ==========    ==========    ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   STOCK SHAREHOLDERS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)        $1,563,112    $1,318,263    $1,503,641    $1,352,190    $1,210,570    $1,015,437
   Net assets attributable to common shares,
     end of period (in 000's)                  $1,263,914    $1,184,041    $1,368,981    $1,217,190    $1,210,570    $1,015,437
   Ratio of net investment income to average
     net assets attributable to common stock         0.73%(f)      0.42%         0.34%         0.60%         0.76%         1.07%
   Ratio of operating expenses to average
     net assets attributable to common stock         1.10%(f)      1.14%         1.27%         1.15%         1.14%         1.18%
   Ratio of operating expenses to average
     total net assets (e)                            0.99%(f)      1.03%         1.15%         1.09%         1.14%         1.18%
   Portfolio turnover rate                            8.3%         32.1%         38.0%         39.8%         39.2%         18.9%
7.25% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) $  134,198    $  134,223    $  134,660    $  135,000            --            --
   Total shares outstanding (in 000's)              5,368         5,369         5,386         5,400            --            --
   Asset coverage                                     523%          972%        1,117%        1,001%           --            --
   Liquidation preference per share            $    25.00    $    25.00    $    25.00    $    25.00            --            --
   Average market value (d)                    $    25.23    $    22.62    $    24.43    $    25.63            --            --
7.20% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) $  165,000            --            --            --            --            --
   Total shares outstanding (in 000's)              6,600            --            --            --            --            --
   Asset coverage                                     523%           --            --            --            --            --
   Liquidation preference per share            $    25.00            --            --            --            --            --
   Average market value (d)                    $    25.09            --            --            --            --            --

 --------------------------
  + Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
 ++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c)  Amount represents less than $0.005 per share.
(d)  Based on weekly prices.
(e)  Amounts are attributable to both common and preferred stock assets.
     Prior to 1998, there was no preferred stock outstanding.
(f)  Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434


CUSTODIAN

Boston Safe Deposit and Trust Company


COUNSEL

Willkie Farr & Gallagher


TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company


STOCK EXCHANGE LISTING

                COMMON     7.25% PREFERRED   7.20% PREFERRED
              -----------  ---------------   ---------------
NYSE-
Symbol:           GAB           GAB Pr           GAB PrB
Shares
Outstanding:  127,620,323     5,367,900         6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

SEMI-ANNUAL REPORT
JUNE 30, 2001

                                                                     GBFCM 06/01